UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2005

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street Watertown, Massachusetts 02472
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (617) 648-8800

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 13, 2005, Acusphere, Inc. issued a press release announcing that it had met with representatives of the Division of Medical Imaging and Radiopharmaceuticals at the Food and Drug Administration (FDA) to discuss the rationale behind Acuphere’s Phase 3 clinical trial design and statistical analysis plan.  Based on feedback from the Division, Acusphere has revised its statistical analysis plan to require Phase 3 pivotal trial enrollment of approximately 700 patients rather than 600 as had been previously estimated.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

The following exhibits are furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: April 18, 2005	By:	/s/ Sherri C. Oberg
		Name:	Sherri C. Oberg
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2005